SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 23, 1996


                           SAVANNAH ELECTRIC AND POWER COMPANY
             (Exact name of registrant as specified in its charter)


           Georgia                  1-5072            58-0418070
(State or other jurisdiction      (Commission        (IRS Employer
      of incorporation)          File Number)     Identification No.)


 600 Bay Street, East, Savannah, Georgia                  31401
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (912)232-7171


                                       N/A
(Former name or former address, if changed since last report.)



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Item 5.  Other Events.
         On May 23, 1996, Savannah Electric and Power Company (the "Company") entered into a Purchase Contract covering the issue and sale of $20,000,000 aggregate principal amount of First Mortgage Bonds, 6.90% Series due May 1, 2006. Said First Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement (Registration Statement No. 33-52509).


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits.

              1      Form of Proposal for the Purchase of
                     $20,000,000 aggregate principal amount
                     of First Mortgage Bonds, 6.90% Series
                     due May 1, 2006, dated May 23, 1996,
                     between the Company and the Purchaser
                     named therein, with Purchase Contract
                     attached thereto.

              4      Supplemental Indenture, dated as of May 1,
                     1996, between the Company and
                     The Bank of New York, as Trustee.

              12     Computation of ratio of earnings to
                     fixed charges for the five years ended
                     December 31, 1995, and the twelve months ended April 30, 1996.

              23     Consent of Bouhan, Williams & Levy LLP.

              25     Statement on Form T-1 of The Bank of New York, as Trustee.

              26(a)  Notice of Invitation for Proposals.

              26(b)  Terms and Conditions Relating to Proposals.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 28, 1996              SAVANNAH ELECTRIC AND POWER COMPANY



                                       By:    /s/ Wayne Boston
                                            Wayne Boston
                                         Assistant Secretary